Earnings per Share	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Earnings per Share
28	Earnings per share
Basic and diluted earnings per common share are computed by dividing net income/(loss) for the year by the weighted average number of shares outstanding during the period, excluding shares held in treasury.

	12.31.2022	12.31.2021	12.31.2020
Losses attributable to owners of Embraer	(185.4)	(44.7)	(731.9)

	(185.4)	(44.7)	(731.9)

Weighted average number of shares (in thousands)	734,633	734,730	736,164
Basic and diluted loss per share - U.S. dollars	(0.25)	(0.06)	(0.99)

As
of December 31, 2022, 2021 and 2020, the Company does not have outstanding potential ordinary shares which can be converted in new shares and diluted earnings per share, therefore, basic and diluted earnings per share are equivalent in the period as disclosed.